UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2009

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On August 20, 2009, The Reader's Digest Association, Inc. (the “Company”) announced that nearly 80 percent of its senior secured lenders have signed on to an agreement in principle for a restructuring plan to significantly reduce its debt burden and strengthen the Company financially for the future.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.                                Description

99.1	Press Release dated August 20, 2009.

Cautionary Statement Regarding Forward-Looking Statements:

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations.  Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the Securities and Exchange Commission (“SEC”).  Many of the forward-looking statements contained in this Current Report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “plans,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity” and “potential,” among others.  Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Current Report are set forth in other reports or documents that we file from time to time with the SEC, including our quarterly reports on Form 10-Q filed in 2009 and our most recent annual report on Form 10-K and include, but are not limited to:

•
the outcome of our discussions with our bondholders and the completion of our announced restructuring including the outcome and impact on our business of any resulting proceedings under Chapter 11 of the Bankruptcy Code;

•
the availability and access, in general, of funds to meet interest payment obligations under our debt and to fund our operations and necessary capital expenditures, either through cash on hand, cash flows from operating activities, further borrowings or other sources and, in particular, our ability to fund debt obligations (by dividend, investment or otherwise) to the applicable obligor of such debt;

•
our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions;

•
our ability to repay debt prior to or when it becomes due and/or successfully access the capital or credit markets to refinance that debt through new issuances, exchange offers or otherwise, including restructuring our balance sheet and leverage position, especially given recent volatility and disruption in the capital and credit markets;

•	our ability to sustain and grow revenues and cash flows from operating activities and to maintain and grow our customer base; and

•
general business conditions, economic uncertainty or downturn, including the recent volatility and disruption in the capital and credit markets and the significant downturn in the housing sector and overall economy.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.

By: /s/ Andrea R. Newborn
Name: Andrea R. Newborn
Date: August 20, 2009	Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release dated August 20, 2009.

EXHIBIT 99.1